SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

S&C HOLDCO 3, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-100717	81-0557245
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

1770 Promontory Circle,		80634
Greeley, Colorado		(Zip code)

(Address of principal
executive offices)

Registrant’s telephone number, including area code: (970) 506-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 7.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Indenture
Indenture
Registration Rights Agreement
Registration Rights Agreement
Letter Agreement
Amendment No. 4 to Credit Agreement
Stock Purchase Agreement
Purchase Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.

     A. Purchase Agreement

     On March 11, 2005, S&C Holdco 3, Inc. (the “Company”) together with Swift Foods Company, the ultimate parent of the Company (“SFC”), entered into a purchase agreement (the “Purchase Agreement”) with certain qualified institutional buyers managed by Black Canyon Capital LLC and Canyon Capital Advisors LLC (the “Purchasers”). Pursuant to the Purchase Agreement, the Company agreed to sell to the Purchasers $105 million aggregate principal amount of its 11.00% Senior Notes due March 11, 2010 (the “Senior Notes”) and SFC agreed to sell to the Purchasers $75 million aggregate principal amount of its 10.25% Convertible Senior Subordinated Notes due March 11, 2010 (the “Convertible Notes” and together with the Senior Notes, the “Notes”). In connection with the offer and sale of the Notes, SFC paid advisory and related transaction fees in an aggregate amount of $6,222,826.00.

     The sale of the Notes closed simultaneously with the signing of the Purchase Agreement. The sale of the Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes were sold to the Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. A copy of the Purchase Agreement is attached hereto as Exhibit 99.1 and the terms and conditions of the Purchase Agreement are incorporated herein by reference.

     B. Senior Notes Indenture

     The Senior Notes are governed by the terms of an Indenture, dated March 11, 2005, by and among the Company, SFC, as guarantor, and The Bank of New York Trust Company, N.A., as trustee (the “Senior Notes Indenture”). The Senior Notes Indenture provides that interest on the Senior Notes will be paid semi-annually on May 1 and November 1, beginning on November 1, 2005, at the rate of 11.00% per annum, if paid in cash, or 12.00% per annum, if paid in kind. During the Restricted Period (as that term is defined in the Senior Notes Indenture) the Company shall pay cash interest to the extent of Available Cash (as that term is defined in the Senior Notes Indenture) on the interest payment date. The Senior Notes are redeemable at the option of the Company at any time at the redemption price set forth in Section 3.07 of the Senior Notes Indenture. The payment of principal, premium, if any, interest and special interest, if any, due on the Senior Notes under the Senior Notes Indenture is guaranteed by SFC. The Senior Notes Indenture is attached hereto as Exhibit 4.1 and the terms and conditions of the Senior Notes Indenture are incorporated herein by reference.

     C. Convertible Notes Indenture

     The Convertible Notes are governed by the terms of an Indenture, dated March 11, 2005, by and among SFC, the Company, as guarantor, and The Bank of New York Trust Company, N.A., as trustee (the “Convertible Notes Indenture”). The Convertible Notes Indenture provides that interest on the Convertible Notes will be paid semi-annually on May 1 and November 1, beginning on November 1, 2005, at the rate of 10.25% per annum, if paid in cash, or 11.25% per annum, if paid in kind prior to the successful completion of an initial public offering by SFC, and 6.00% per annum in cash following the successful completion of an initial public offering by SFC. During the Restricted Period (as that term is defined in the Convertible Notes Indenture) the Company shall pay cash interest to the extent of Available Cash (as that term is defined in the Convertible Notes Indenture) on the interest payment date.

     Upon the successful completion of an initial public offering by SFC, the Convertible Notes will be convertible at the option of the holder into cash and shares of the common stock of SFC at the conversion rate set forth in the Convertible Notes Indenture. Upon conversion of the Convertible Notes,

SFC will deliver to the holder of the Convertible Notes an amount in cash equal to the Principal Return (as that term is defined in the Convertible Notes Indenture) and an amount payable at SFC’s option in cash, shares of Common Stock of SFC or a combination thereof equal to the Net Share Amount (as that term is defined in the Convertible Notes Indenture) pursuant to the Convertible Notes Indenture.

     The Convertible Notes are redeemable at the option of SFC during the 365 days ending on March 11, 2010 (i) if no initial public offering has been successfully completed by SFC, at a redemption price equal to 105.125% of the principal amount of the Convertible Notes to be redeemed or (ii) if an initial public offering has been successfully completed by SFC prior to March 11, 2008 and the average closing price of the common stock of SFC for each of the 20 consecutive trading days prior to the redemption notice is greater than or equal to 120.00% of the Conversion Price (as that term is defined in the Convertible Notes Indenture), at a redemption price equal to 100.00% of the principal amount of the Convertible Notes to be redeemed. The payment of principal, premium, if any, interest and special interest, if any, due on the Convertible Notes under the Convertible Notes Indenture is guaranteed by the Company. The Convertible Notes Indenture is attached hereto as Exhibit 4.2 and the terms and conditions of the Convertible Notes Indenture are incorporated herein by reference.

     D. Letter Agreement

     In connection with the sale of the Convertible Notes, the Company entered into a letter agreement, dated March 11, 2005 with SFC (the “Letter Agreement”). Pursuant to the Letter Agreement, the Company agreed to provide a guarantee of the Convertible Notes in exchange for SFC agreeing to contribute to the Company the Net IPO Proceeds (as that term is defined in the Convertible Notes Indenture) received by SFC upon completion of a successful initial public offering to the extent necessary for the Company to satisfy its obligation under the Senior Notes Indenture. The Letter Agreement is attached hereto as Exhibit 10.1 and the terms and conditions of the Letter Agreement are incorporated herein by reference.

     E. Senior Notes Registration Rights Agreement

     In connection with the sale of the Senior Notes, the Company entered into a registration rights agreement, dated March 11, 2005 with the Purchasers (the “Senior Notes Registration Rights Agreement”). Under the terms of the Senior Notes Registration Rights Agreement, the Company is required to file with the Securities and Exchange Commission a registration statement for the registered exchange offer for the Senior Notes (the “Exchange Offer Registration Statement”) within 90 days of the completion of a successful initial public offering by SFC. The Company has agreed to use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 180 days following the completion of a successful initial public offering by SFC, however, the Company will not have any responsibility to file the Exchange Offer Registration Statement if more that 630 days has passed since the issuance of the Senior Notes. The Senior Notes Registration Rights Agreement is attached hereto as Exhibit 4.3 and the terms and conditions of the Senior Notes Registration Rights Agreement are incorporated herein by reference.

     F. Convertible Notes Registration Rights Agreement

     In connection with the sale of the Convertible Notes, the Company entered into a registration rights agreement, dated March 11, 2005 with the Purchasers (the “Convertible Notes Registration Rights Agreement”). Under the terms of the Convertible Notes Registration Rights Agreement, SFC is required to file with the Securities and Exchange Commission a resale shelf registration statement for the Convertible Notes and any common stock issued upon conversion thereof (the “Shelf Registration Statement”) within 90 days of the completion of a successful initial public offering by SFC. SFC has agreed to use its reasonable best efforts to cause the Shelf Registration Statement to become effective under the Act within 180 days following the completion of a successful initial public offering by SFC, however, neither SFC nor the Company will have any responsibility to file the Shelf Registration Statement if more that 630 days has passed since the issuance of the Convertible Notes. The Convertible Notes Registration Rights Agreement is attached hereto as Exhibit 4.4 and the terms and conditions of the Convertible Notes Registration Rights Agreement are incorporated herein by reference.

     G. Amendment No. 4 to Credit Agreement

     In connection with the sale of the Senior Notes and the guarantee by the Company of the Convertible Notes, the Company entered into an amendment, dated March 4, 2005 (the “Amendment No. 4 to Credit Agreement”) to that certain Credit Agreement, dated as of September 19, 2002, by and among the Company, Swift & Company, S&C Australia Holdco Pty. Ltd., Australia Meat Holdings Pty. Limited, the Lenders (as defined therein), the Issuers (as defined therein), Citicorp USA, Inc., as Administrative Agent, Collateral Agent and Australian Agent, JPMorgan Chase Bank, as Syndication Agent, Citisecurities Limited, as Australian Collateral Trustee, and General Electric Capital Corporation, U.S. Bank National Association, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch, as Co-documentation Agents. Amendment No. 4 to Credit Agreement provided, among other things, for Swift & Company to pay a dividend of up to $180 million to the Company, its sole stockholder. Amendment No. 4 to Credit Agreement is attached hereto as Exhibit 10.2 and the terms and conditions of Amendment No. 4 to Credit Agreement are incorporated herein by reference.

     H. Stock Purchase Agreement

     In connection with the sale of the Notes, the Company entered into a stock purchase agreement, dated March 11, 2005, with Swift & Company (the “Stock Purchase Agreement”) pursuant to which the Company purchased 192 shares of the common stock of Swift & Company for an aggregate price of $104,737,500 (representing the net proceeds from the sale of the Senior Notes). Following the execution of the Stock Purchase Agreement, Swift & Company declared and paid a cash dividend to the Company, its sole stockholder, in an aggregate amount of $93,737,500. The Stock Purchase Agreement is attached hereto as Exhibit 10.3 and the terms and conditions of the Stock Purchase Agreement are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective March 9, 2005, each of George N. Gillett, Jr., John N. Simons, Gregg Engles, Michael Kelly and Kate Lavelle was elected to serve as a member of the board of directors of the Company by a majority vote of the current members of the board of directors of the Company.

Item 7.01 Other Events.

     On March 14, 2005, the SFC issued a press release relating to the sale of the Notes. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

4.1	—	Indenture, dated March 11, 2005, by and among S&C Holdco 3, Inc., Swift Foods Company and The Bank of New York Trust Company, N.A., as trustee.

4.2	—	Indenture, dated March 11, 2005, by and among Swift Foods Company, S&C Holdco 3, Inc. and The Bank of New York Trust Company, N.A., as trustee.

4.3	—	Registration Rights Agreement, dated March 11, 2005, by and between S&C Holdco 3, Inc. and the Purchasers.

4.4	—	Registration Rights Agreement, dated March 11, 2005, by and among S&C Holdco 3, Inc., Swift Foods Company and the Purchasers.

10.1	—	Letter Agreement, dated March 11, 2005, by and between Swift Foods Company and S&C Holdco 3, Inc.

10.2	—	Amendment No. 4 to Swift & Company’s Credit Agreement, dated March 4, 2005, by and among Swift & Company, S&C Australia Holdco Pty. Ltd., and Australian Meat Holdings Pty. Limited, as Borrowers, S&C Holdco 3, Inc., the Lenders and Issuers from time to time party thereto, Citicorp USA, Inc. as Administrative Agent, Australian Agent and Collateral Agent for such Lenders and Issuers, JPMorgan Chase Bank, as Syndication Agent for such Lenders and Issuers, Citisecurities Limited, as Australian Collateral Trustee, and General Electric Capital Corporation, U.S. Bank National Association and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch, each as co-Documentation Agent for such Lenders and Issuers.

10.3	—	Stock Purchase Agreement, dated March 11, 2005, by and between S&C Holdco 3, Inc. and Swift & Company.

99.1	—	Purchase Agreement, dated March 11, 2005, by and among Swift Foods Company, S&C Holdco 3, Inc. and the Purchasers named therein.

99.2	—	Press Release, dated March 11, 2005, announcing the sale of the Notes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&C HOLDCO 3, INC. /s/ Danny Herron
Danny Herron
Vice President and Chief Financial Officer

Dated: March 14, 2005

EXHIBIT INDEX

Exhibit
Number		Exhibit Title
4.1	—	Indenture, dated March 11, 2005, by and among S&C Holdco 3, Inc., Swift Foods Company and The Bank of New York Trust Company, N.A., as trustee.

4.2	—	Indenture, dated March 11, 2005, by and between S&C Holdco 3, Inc. and The Bank of New York Trust Company, N.A., as trustee.

4.3	—	Registration Rights Agreement, dated March 11, 2005, by and between S&C Holdco 3, Inc. and the Purchasers.

4.4	—	Registration Rights Agreement, dated March 11, 2005, by and among S&C Holdco 3, Inc., Swift Foods Company and the Purchasers.

10.1	—	Letter Agreement, dated March 11, 2005, by and between Swift Foods Company and S&C Holdco 3, Inc.

10.2	—	Amendment No. 4 to Swift & Company’s Credit Agreement, dated March 4, 2005, by and among Swift & Company, S&C Australia Holdco Pty. Ltd., and Australian Meat Holdings Pty. Limited, as Borrowers, S&C Holdco 3, Inc., the Lenders and Issuers from time to time party thereto, Citicorp USA, Inc. as Administrative Agent, Australian Agent and Collateral Agent for such Lenders and Issuers, JPMorgan Chase Bank, as Syndication Agent for such Lenders and Issuers, Citisecurities Limited, as Australian Collateral Trustee, and General Electric Capital Corporation, U.S. Bank National Association and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch, each as co-Documentation Agent for such Lenders and Issuers.

10.3	—	Stock Purchase Agreement, dated March 11, 2005, by and between S&C Holdco 3, Inc. and Swift & Company.

99.1	—	Purchase Agreement, dated March 11, 2005, by and among Swift Foods Company, S&C Holdco 3, Inc. and the Purchasers named therein.

99.2	—	Press Release, dated March 11, 2005, announcing the sale of the Notes.